UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 11, 2011 (July 7, 2011)

THE BRINK’S COMPANY
(Exact name of registrant as specified in its charter)

Virginia	001-09148	54-1317776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1801 Bayberry Court
P. O. Box 18100
Richmond, VA 23226-8100
(Address and zip code of
principal executive offices)

Registrant’s telephone number, including area code: (804) 289-9600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Director Election

Effective July 11, 2011, the Board of Directors (the “Board”) of The Brink’s Company (the “Company”) appointed Reginald D. Hedgebeth as a director of the Company and a member of the Board’s Executive Committee.  Mr. Hedgebeth is eligible to participate in the Company’s compensation arrangements for non-employee directors, as described in the Company’s annual proxy statements.

Compensation Decisions

On July 7, 2011, the Compensation and Benefits Committee of the Board of Directors of The Brink’s Company (the “Company”) approved grants of restricted stock unit awards (“RSUs”) and options to acquire shares of Company common stock (“Options”) to numerous employees of the Company and its subsidiaries, including grants to the Company’s named executive officers (as defined in Item 402(a)(3) of Regulation S-K), pursuant to the Company’s 2005 Equity Incentive Plan.  Named executive officers received RSUs and Options as follows: Michael T. Dan, 28,000 RSUs and 100,000 Options; Joseph W. Dziedzic, 8,925 RSUs and 29,750 Options; Frank T. Lennon, 5,100 RSUs and 18,700 Options; McAlister C. Marshall, II, 5,100 RSUs and 18,700 Options; and Matthew A. P. Schumacher, 2,125 RSUs and 6,800 Options.

The exercise price for the Options was based on the average of the high and low per share quoted sale prices of the Company’s common stock on the date of the grant.  The RSUs and Options vest in approximately equal increments over a three-year period, beginning on the first anniversary of the grant date.  The RSUs will settle in shares of Company common stock on a one-for-one basis upon the satisfaction of the vesting requirements.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective July 11, 2011, the Board amended Article V of the Bylaws of the Company to increase the number of persons serving on the Board.  The amended and restated Bylaws are filed as Exhibit 3(ii) hereto.

Item 8.01.	Other Events.

The Board has affirmatively determined that Reginald D. Hedgebeth is independent under the listing standards of the New York Stock Exchange and the independence determination guidelines described in the Company’s Corporate Governance Policies.

Item 9.01.		Financial Statements and Exhibits.

(d)	Exhibits

	3(ii)	Bylaws of The Brink’s Company, as amended and restated, effective July 11, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE BRINK’S COMPANY (Registrant)

Date: July 11, 2011	By:	/s/ McAlister C. Marshall, II
McAlister C. Marshall, II
Vice President

EXHIBIT INDEX

EXHIBIT	DESCRIPTION

3(ii)	Bylaws of The Brink’s Company, as amended and restated, effective July 11, 2011.